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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: November 9, 2001
                       --------------------------------
                       (Date of earliest event reported)


                                  MetLife, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5. Other Information.

        On November 19, 2001, MetLife, Inc., a Delaware corporation, entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference), (ii) a pricing agreement relating to $500 million aggregate principal amount of 5.25% senior notes due December 1, 2006 (the "2006 Senior Notes") (attached hereto as Exhibit 1.2 and incorporated herein by reference), and (iii) a pricing agreement relating to $750 million aggregate principal amount of 6.125% senior notes due December 1, 2011 (the "2011 Senior Notes;" the 2011 Senior Notes, together with the 2006 Senior Notes, collectively, the "Senior Notes") (attached hereto as Exhibit 1.3 and incorporated herein by reference), each among MetLife, Inc., Banc of America Securities LLC and Lehman Brothers Inc., pursuant to which Banc of America Securities LLC and Lehman Brothers Inc., as representatives of the underwriters named in the pricing agreements, agreed to purchase the Senior Notes from MetLife, Inc.

        The Senior Notes were sold pursuant to the shelf registration statement filed by MetLife, Inc. with the Securities and Exchange Commission on May 30, 2001 and a prospectus supplement dated November 19, 2001 and accompanying prospectus dated June 1, 2001.

        The terms of the Senior Notes are set forth in an indenture dated as of November 9, 2001 (attached hereto as Exhibit 4.1 and incorporated herein by reference), as supplemented by (i) a first supplemental indenture dated as of November 27, 2001 (attached hereto as Exhibit 4.2 and incorporated herein by reference) and (ii) a second supplemental indenture dated as of November 27, 2001 (attached hereto as Exhibit 4.3 and incorporated herein by reference).

Item 7.  Financial Statements and Exhibits.

  (c)    Exhibits

 1.1 Underwriting Agreement dated November 19, 2001 among MetLife, Inc., Banc of America Securities LLC and Lehman Brothers Inc.

 1.2 Pricing Agreement dated November 19, 2001 among MetLife, Inc., Banc of America Securities LLC and Lehman Brothers Inc. relating to the 5.25% Senior Notes due December 1, 2006.

 1.3 Pricing Agreement dated November 19, 2001 among MetLife, Inc., Banc of America Securities LLC and Lehman Brothers Inc. relating to the 6.125% Senior Notes due December 1, 2011.

 4.1 Indenture dated as of November 9, 2001 between MetLife, Inc. and Bank One Trust Company, N.A. relating to Senior Debt Securities.

 4.2 First Supplemental Indenture dated as of November 27, 2001 between MetLife, Inc. and Bank One Trust Company, N.A. relating to the 5.25% Senior Notes due December 1, 2006.

 4.3 Second Supplemental Indenture dated as of November 27, 2001 between MetLife, Inc. and Bank One Trust Company, N.A. relating to the 6.125% Senior Notes due December 1, 2011.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: November 28, 2001








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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit
-------           --------
 1.1              Underwriting Agreement dated November 19, 2001 among MetLife,
                  Inc., Banc of America Securities LLC and Lehman Brothers Inc.

 1.2 Pricing Agreement dated November 19, 2001 among MetLife, Inc., Banc of America Securities LLC and Lehman Brothers Inc. relating to the 5.25% Senior Notes due December 1, 2006.

 1.3 Pricing Agreement dated November 19, 2001 among MetLife, Inc., Banc of America Securities LLC and Lehman Brothers Inc. relating to the 6.125% Senior Notes due December 1, 2011.

 4.1              Indenture dated as of November 9, 2001 between MetLife, Inc.
                  and Bank One Trust Company, N.A. relating to Senior Debt Securities.

 4.2 First Supplemental Indenture dated as of November 27, 2001 between MetLife, Inc. and Bank One Trust Company, N.A. relating to the 5.25% Senior Notes due December 1, 2006.

 4.3 Second Supplemental Indenture dated as of November 27, 2001 between MetLife, Inc. and Bank One Trust Company, N.A. relating to the 6.125% Senior Notes due December 1, 2011.